UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant      ☒            Filed by a Party other than the Registrant      ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

MEDALIST DIVERSIFIED REIT, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Medalist Diversified REIT, Inc.
P.O. Box 8436
Richmond, Virginia 23226
Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held September 15, 2023
Dear Stockholder:
On September 15, 2023, we will hold an annual meeting of stockholders to be held virtually. In order to attend, you must pre-register at www.viewproxy.com/MDRR/2023. The meeting will begin at 12:00 PM Eastern Time. Instructions for virtually attending the annual meeting of stockholders can be obtained by emailing virtualmeeting@viewproxy.com or by calling 866-612-8937.
We are holding this meeting to:
1.
Elect five directors to hold office for one-year terms expiring in 2024.
The Board of Directors recommends a vote FOR each nominee.

2.
Ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Board of Directors recommends a vote FOR the proposal.

3.
Attend to such other business as may properly come before the meeting and any adjournment or postponement thereof.

Your Board of Directors has selected June 30, 2023, as the record date for determining stockholders entitled to vote at the meeting.
This proxy statement and proxy card is being mailed to you on or about August 21, 2023.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on September 15, 2023. This Proxy Statement, including the notice of annual meeting, and 2022 Annual Report to Shareholders are available online at www.viewproxy.com/MDRR/2023.
Whether or not you plan to attend the meeting and vote, we urge you to have your vote recorded as early as possible. Stockholders can submit their votes by proxy by mailing the enclosed proxy card.
YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
By Order of the Board of Directors
/s/ Francis P. Kavanaugh

Francis P. Kavanaugh, Secretary

P.O. Box 8436
Richmond, Virginia 23226
2023 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
Medalist Diversified REIT, Inc. is furnishing this Proxy Statement in connection with our solicitation of proxies to be voted at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). We will hold the Annual Meeting virtually on September 15, 2023 at 12:00 PM Eastern Time, and any postponements, continuations or adjournments thereof. The Annual Meeting will be held in a virtual-only format and will be conducted via the Internet, with no physical in-person meeting. In order to attend, you must pre-register at www.viewproxy.com/MDRR/2023. We are providing this Proxy Statement and the enclosed proxy card to our stockholders commencing on or about August 21, 2023.
Unless the context otherwise requires or indicates, references in this prospectus to “us,” “we,” “our” or “our Company” refer to Medalist Diversified REIT, Inc., a Maryland corporation, together with our consolidated subsidiaries, including Medalist Diversified Holdings, L.P., a Delaware limited partnership, which we refer to as our “operating partnership.”
ABOUT THE PROXY STATEMENT
What is the purpose of the Annual Meeting?
At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:
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Election of five directors nominated by our Board of Directors (our “Board of Directors”) and listed in this Proxy Statement to serve until the annual meeting of stockholders in 2024 and until their successors are elected and qualify;

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Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

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Such other business as may properly come before the Annual Meeting or any adjournment, continuation or postponement thereof.

What is a proxy?
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Francis P. Kavanaugh, our Interim President and Chief Executive Officer, as your proxy, and you are giving him permission to vote your shares of common stock at the Annual Meeting. The appointed proxy will vote your shares of common stock as you instruct unless you submit your proxy without instructions. In this case, he will vote FOR each of the matters presented to the stockholders at the Annual Meeting. With respect to any other proposals to be voted upon, he will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in his discretion. If you do not submit your proxy, he will not vote your shares of common stock. This is why it is important for you to return the proxy card to us as soon as possible whether or not you plan on attending the meeting.
Who is entitled to vote at the Annual Meeting?
Owners of record of shares of our common stock at the close of business on June 30, 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of, and vote at, the Annual Meeting.

If you hold your shares through a bank, broker or other nominee and intend to vote by virtually attending the Annual Meeting, you will need to provide a legal proxy from your bank, broker or other holder of record.
What are the voting rights of stockholders?
Each share of our common stock is entitled to one vote. There is no cumulative voting.
How many shares are outstanding?
At the close of business on the Record Date, there were 2,218,810 shares of our common stock issued and outstanding. There are no other shares of stock that are entitled to vote at the Annual Meeting.
What constitutes a quorum?
Stockholders holding a majority of the outstanding shares must be present at the Annual Meeting in person at the virtual meeting or by proxy to constitute a quorum for the transaction of business. Withheld votes, abstentions and broker non-votes count for purposes of determining whether a quorum is present.
What is the difference between a “stockholder of record” and a “street name” holder?
These terms describe how your shares are held. If your shares are registered directly in your name with V Stock Transfer LLC (“V Stock”), our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.
If you are a “street name” holder, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares in person at the virtual meeting; however, in order to vote your shares in person at the virtual meeting, you must provide us with a legal proxy from your bank, broker or other stockholder of record.
How do I vote?
If you are a registered stockholder of record, meaning that your shares are registered in your name, you have five voting options. You may vote:
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over the Internet at the web address noted on the proxy card you received (if you have access to the Internet, we encourage you to vote in this manner);

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by email, by emailing your signed proxy card to vote@vstocktransfer.com;

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by signing and dating your proxy card and mailing it in the prepaid, preaddressed envelope enclosed therewith;

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by fax, by faxing your signed proxy card to 646-536-3179; or

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by attending the Annual Meeting and voting in person at the virtual meeting.

Can I vote my shares in person at the virtual Annual Meeting?
Stockholders with a control number can vote during the virtual Annual Meeting. The control number will be included on your proxy card, voting instruction form or other applicable proxy notice. If you hold your shares in “street name,” your control number should be included with your voting instructions received from your broker or other nominee.
If you are a registered or beneficial holder and, during the registration process, you indicated that you will be voting at the meeting, an e-mail will be sent to you that will contain your Virtual Control Number once your registration is approved. You will not need the Virtual Control Number to join the meeting, but you will need it if you choose to vote during the meeting.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/MDRR/2023. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.
What do I need to do to attend the Annual Meeting?
If you are a “stockholder of record,” you may attend the Annual Meeting by using your unique link and password provided upon registering at www.viewproxy.com/MDRR/2023. To enter the Annual Meeting, you will need the password provided with your registration confirmations. Please follow the instructions on your proxy card, voting instruction form or other applicable proxy notice that you received for accessing the virtual Annual Meeting. If your bank, broker or other nominee has not provided you with your control number, please contact them for instructions on how to attend the virtual Annual Meeting.
Online access for the virtual Annual Meeting will begin at 11:45 AM ET on September 14, 2023. We encourage you to access the meeting website prior to the start time to have ample time to log into the meeting and test your computer audio system. You should ensure that you have a strong Internet connection to support your virtual attendance at the Annual Meeting.
What if I have trouble accessing the Annual Meeting virtually?
There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 11:45 AM ET on September 15, 2023 (15 minutes prior to the start of the Annual Meeting), the day of the meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.
What does it mean if I receive more than one proxy card?
It means that you have multiple accounts with our transfer agent and/or with a broker, bank or other nominee. You will need to vote separately with respect to each proxy card you received. Please vote all of the shares you own.
Can I change my vote after I have mailed in my proxy card?
You may change your vote or revoke your proxy before the polls close at the Annual Meeting by doing one of the following:
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by sending a written notice of revocation to our Secretary at P.O. Box 8436, Richmond, Virginia 23226 so it is received prior to the Annual Meeting, stating that you revoke your proxy;

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by signing a later-dated proxy card and submitting it so it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card; or

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by attending the Annual Meeting and voting your shares in person at the virtual meeting.

Please note, however, that if your shares are held in street name and you wish to revoke a proxy, you may need to contact your bank, broker or other nominee to change any prior voting instructions.
How may I vote for each proposal?
Proposal 1 —
You may vote for or withhold from voting for each individual nominee.

Proposal 2 —
You may vote for, against or abstain from voting to ratify the appointment of Cherry Bekaert LLP as our independent registered public accountants for the fiscal year ending December 31, 2023.

What are the Board of Director’s recommendations on how I should vote my shares?
Proposal 1 —
For all of the nominees for election as director.

Proposal 2 —
For the proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Assuming a quorum is present at the Annual Meeting, what vote is required to approve each item?
Proposal Number	Subject	Vote Required	Impact of Withhold and Abstain Votes and Broker Non-Votes, if any
1	Election of directors	Each director will be elected by a plurality of the votes cast. This means that the five nominees receiving the greatest number of “FOR” votes will be elected as directors, even if the number of votes received is less than a majority of the votes present at the Annual Meeting.	Withhold votes and broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote but will be considered “present” for the purpose of determining a quorum.
2	Ratification of appointment of independent auditors	A majority of the votes cast.	Abstentions and any broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote but will be considered “present” for the purpose of determining a quorum.
None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our Charter.
What if I authorize a proxy without specifying a choice on any given matter at the Annual Meeting?
If you are a stockholder of record as of the Record Date and you authorize a proxy (whether by Internet, mail or otherwise) without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board of Director’s recommendation on that matter. If you are a stockholder of record as of the Record Date and you fail to authorize a proxy or vote in person at the virtual meeting, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.
What if I hold my shares through a broker, bank or other nominee?
If you hold your shares through a broker, bank or other nominee, under the rules of the Nasdaq Capital Market, your broker or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner. A broker non-vote is not considered a vote cast on a proposal; however, shares for which a properly-executed broker non-vote is delivered will be counted as present for purposes of determining whether a quorum is present.
If you hold your shares in a brokerage account, then, under the Nasdaq Capital Market rules, with respect to Proposal No. 1 (Election of Directors), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Provided a quorum is otherwise present, broker non-votes will have no effect on the election of directors. With respect to Proposal No. 2 (Ratification of Independent Auditors), your broker is entitled to vote your shares on this matter if no instructions are received from you.
Because a withhold vote or an abstention is not a vote cast, if you instruct your proxy or broker to “withhold authority” or “abstain” on any matter, it will have no effect on the vote on any of the matters to be considered at the Annual Meeting. However, your shares will still be counted as present for purposes of determining whether a quorum is present.
What if I return my proxy card but do not provide voting instructions?
If you return a signed proxy card but do not provide voting instructions, your shares will be voted as follows:
Proposal 1 —
For all of the nominees for election as director.

Proposal 2 —
For the proposal to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

What happens if additional matters are presented at the Annual Meeting?
We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the Annual Meeting. If other matters requiring a vote do arise, the person named as proxy will have the discretion to vote on those matters for you.
Is a list of stockholders available?
The names of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting. Additionally, this list can be viewed between the hours of 9:00 AM and 5:00 PM, Eastern Time, at our principal executive offices at P.O. Box 8436, Richmond, Virginia 23226. Only stockholders who qualify under Maryland law may view the list of stockholders of record. Please contact our Secretary to make arrangements.
Who will count the votes?
A representative of V Stock will act as the inspector of election and will tabulate votes.
Who pays the cost of this proxy solicitation?
We will pay all of the costs of soliciting these proxies. Proxies may be solicited on our behalf in person or by telephone, mail or electronic transmission by our directors, officers or employees, who will receive no additional compensation for such solicitation. In addition, proxies may be solicited on our behalf by Morrow Sodali LLC (“Morrow Sodali”), who we have retained to assist in the solicitation of proxies. Morrow Sodali will receive a fee of $10,000 plus reasonable out-of-pocket expenses for its services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
How do I submit a stockholder proposal for inclusion in the proxy materials for next year’s annual meeting, and what is the deadline for submitting a proposal?
In order for a stockholder proposal to be properly submitted for presentation at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices no earlier than March 24, 2024 and no later than 5:00 PM, Eastern Time, on April 23, 2024. However, if we hold the 2024 Annual Meeting before August 16, 2024 or after October 15, 2024, stockholders must submit proposals (a) no earlier than 150 days prior to the 2024 Annual Meeting date, and (b) no later than 5:00 PM, Eastern Time, on the later of (i) 120 days prior to the 2024 Annual Meeting date or (ii) ten (10) days after public announcement of the 2024 Annual Meeting date. All proposals must contain the information specified in, and otherwise comply with, our Bylaws. Proposals should be sent via registered, certified or express mail to: P.O. Box 8436, Richmond, Virginia 23226, Attention: Francis P. Kavanaugh, Secretary.
If I share my residence with another stockholder, how many copies of the 2022 Annual Report and Proxy Statement should I receive?
We are sending only a single set of the 2022 Annual Report and Proxy Statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the Securities and Exchange Commission (“SEC”). This practice reduces the volume of duplicate information received at your household and helps us to reduce costs. Each stockholder will continue to receive a separate proxy card. We will deliver promptly, upon written request or oral request to the address or telephone number set forth below, a separate copy of the 2022 Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents were previously delivered. If you received a single set of these documents for your household for this year, but you would prefer to receive your own copy, you may direct requests for separate copies in the future to the following address: P.O. Box 8436, Richmond, Virginia 23226, Attention: Francis P. Kavanaugh, Secretary, or by calling 866-612-8937. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.
What if I consent to have one set of materials mailed now but change my mind later?
You may withdraw your householding consent at any time by contacting us at the address or telephone number provided above. We will begin sending separate copies of stockholder communications to you within 30 days of receipt of your instructions.
The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?
When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting us at the address provided above.
Other Information
Our 2022 Annual Report accompanies this Proxy Statement. However, the Annual Report forms no part of the material for the solicitation of proxies.

PROPOSAL NO. 1. ELECTION OF DIRECTORS
Our Bylaws provide that the number of directors shall be fixed by a majority of the Board of Directors, provided that there shall never be less than the minimum number required by Maryland law, nor more than 15. The Board of Directors has fixed the number of directors at five. All directors are elected for a term of one year and until their successors are elected and qualify. The Board of Directors, upon the recommendation of its nominating and corporate governance committee, has nominated Francis P. Kavanaugh, Neil P. Farmer, Emanuel D. Neuman, Timothy P. O’Brien and Charles S. Pearson, Jr. for election at the annual meeting for a term to expire at the annual meeting of stockholders in 2024 and until their successors are elected and qualify. Mr. Kavanaugh, who was appointed to our Board of Directors on May 24, 2023, was appointed to our Board of Directors in connection with a cooperation agreement between Mr. Kavanaugh and the Company, dated May 24, 2023. See “Cooperation Agreement” below for information on an agreement relating to Mr. Kavanaugh’s nomination as a director. Mr. Neuman, who was appointed to our Board of Directors on July 19, 2023, was initially recommended to the nominating and corporate governance committee by Mr. Kavanaugh, our interim President and Chief Executive Officer.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED IN PROPOSAL NO. 1.
It is the intention of the proxy holders named in the enclosed proxy, in the absence of a contrary direction, to vote for the election of all of the nominees named in Proposal No. 1. Should any of the nominees become unable or refuse to accept nomination or election as a director, the persons named as proxies intend to vote for the election of such other person as the nominating and corporate governance committee may recommend. The Board of Directors knows of no reason why any of the nominees might be unable or refuse to accept nomination or election.
Nominees for Election
Information is set forth below regarding the principal occupation of each nominee.
Name	Age	Position
Francis P. Kavanaugh	63	Director, Interim President and Chief Executive Officer, Secretary
Neil P. Farmer	66	Independent Director
Emanuel D. Neuman	43	Independent Director
Charles S. Pearson, Jr.	65	Independent Director
Timothy P. O’Brien	54	Independent Director
Francis P. Kavanaugh, Interim President and Chief Executive Officer, Secretary.   Mr. Kavanaugh is our interim President and Chief Executive Officer, and Secretary. He was appointed to our Board of Directors on May 24, 2023. Mr. Kavanaugh is the co-founder of Fort Ashford Funds, LLC, a privately held investment firm, and has served as its Managing Director since its inception in 2004. Mr. Kavanaugh received his B.S. in Information and Computer Science from the University of California Irvine in 1985 and his MBA from Pepperdine University in 2003. Mr. Kavanaugh has more than 30 years of diverse experience in real estate investment, business restructuring and operational leadership. He has been actively involved with the restructuring of over 20 businesses in the public and private sectors and is adept at navigating complexity and implementing strategic changes. Management believes his experiences significantly contribute to the Company, especially with respect to his strong operational leadership and vision for strategic changes.
Neil P. Farmer, Independent Director.   Mr. Farmer is an independent director, who was appointed to our Board of Directors on April 28, 2017. Mr. Farmer founded Farmer Properties, Inc., a real estate development firm located in Richmond, Virginia in 1983. Mr. Farmer is the President of Farmer Properties with responsibility over the entirety of its real estate development business. He received his B.A. in Government and Foreign Affairs from Hampden-Sydney College in 1978. Mr. Farmer has been in the commercial real estate and residential real estate business for over 30 years, and management believes he provides the Company with real estate expertise gained in his career, especially with regard to renovations and large capital projects.

Emanuel D. Neuman, Independent Director.   Mr. Neuman is an independent director, who was appointed to our Board of Directors on July 19, 2023. Mr. Neuman is the co-founder of Spandrel Development Partners, a multi-disciplined real estate development firm focused on developing mixed-use, multi-family, hospitality and retail projects in target cities of growth, which was founded in 2013. From 2008 to 2012, he was the co-portfolio manager at Unterberg Capital LLC, a long-only investment fund, and from 2005 to 2008, he was a Vice President in the investment banking division of Collins Stewart, LLC, where he led the origination, execution and marketing of a wide range of public and private equity offerings and merger and acquisition transactions. Mr. Neuman received his B.S. in Accounting from Babson College in 2002. Mr. Neuman has 20 years of investment banking, investment management and real estate development experience, and management believes this experience makes Mr. Neuman a valuable addition to our Board of Directors.
Charles S. Pearson, Jr., Independent Director.   Mr. Pearson is an independent director, who was appointed to our Board of Directors on April 28, 2017. He has been providing accounting, tax and consulting services in the metro Richmond area for more than 30 years. He began his career with Deloitte and Touche in 1978 rising to Senior Manager before leaving the firm to open his own practice in 1989. He currently focuses on small businesses with a concentration in real estate and construction. Mr. Pearson is a fellow member of the American Institute of Certified Public Accountants (AICPA) and the Virginia Society of Certified Public Accountants. He graduated with honors from the University of Richmond in 1978. Mr. Pearson has specialized in accounting for real estate focused companies throughout his career, and management believes that experience is a significant contribution to the Company, especially with regard to his service on the committees of our board.
Timothy P. O’Brien, Independent Director.   Mr. O’Brien is an independent director, who was appointed to our Board of Directors on June 21, 2021. He has served as Co-Chief Executive Officer of Meridian Senior Living, LLC, a manager of independent, assisted living, memory care, skilled nursing and behavioral health communities and facilities, since 2016. Mr. O’Brien has served as Vice President of Superior Living Foundation, Inc., a Maryland not for profit corporation formed to serve vulnerable populations by providing a variety of housing and health care services since 2018. Mr. O’Brien is a member of the Investment Committee of Book Hill Credit Opportunity Fund II, LLC and Book Hill Credit Opportunity Fund III, LLC, two opportunistic lending funds. Previously, he was Executive Vice President and Chief Investment Officer of NRF Healthcare Management, LLC (“NRF Healthcare”), the healthcare subsidiary of NorthStar Realty Finance Corp., an NYSE listed REIT. Prior to joining NRF Healthcare’s predecessor, Wakefield Capital Management, Inc., in 2006 Mr. O’Brien served as a Senior Vice President in the real estate investment banking practice of Friedman, Billings, Ramsey & Co., Inc. (“FBR”). At FBR, Mr. O’Brien focused on providing investment banking services and strategic advisory services to public and private companies engaged in real estate, lodging, healthcare, and other asset intensive businesses. Before joining FBR, Mr. O’Brien was an Associate in the Real Estate, Gaming, Lodging and Leisure investment banking practice at Bear, Stearns & Co. Inc. and he was Portfolio Manager with Lazard Frères Real Estate Investors, LLC. Mr. O’Brien began his investment banking career as an associate in the real estate investment banking practice of Morgan Keegan & Company, Inc. Mr. O’Brien is a Chartered Financial Analyst, received his M.B.A. from UNC-Chapel Hill in 1997, has an M.S.B.A. from the University of Maryland in 2010 and received his B.A. in Economics and Business from Randolph-Macon College in 1990, where he has served as a Trustee since 2012.
Board Diversity Matrix
The following table shows the diversity of our Board of Directors as of June 29, 2022 and August 1, 2023. The composition of our Board of Directors does not currently include any individuals who are diverse under Nasdaq Listing Rule 5065(f). We believe that the Board is currently well-balanced in terms of skills, experience and perspectives, and it would not be in the best interests of the Company or its stockholders to replace any of the current directors for the purpose of adding a diverse director. The Company will continue to seek director candidates who can contribute to the diversity of skills, experience and perspectives of the Board of Directors.

Board Diversity Matrix
	2022 (As of 6/29/2022)				2023 (As of 8/1/2023)
Total Number of Directors	5				5
Part I: Gender Identity	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender
Directors	—	5	—	—	—	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—	—	—	—	—
Alaskan Native or Native American	—	—	—	—	—	—	—	—
Asian	—	—	—	—	—	—	—	—
Hispanic or Latinx	—	—	—	—	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—	—	—	—	—
White	—	5	—	—	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—	—	—	—	—
LGBTQ+	—	—	—	—	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—	—	—	—	—
Board of Directors and Committees
On May 24, 2023, we entered into a cooperation agreement with Mr. Kavanaugh (the “Cooperation Agreement”). Pursuant to the Cooperation Agreement, we appointed Mr. Kavanaugh to the Board, effective May 24, 2023, for a term expiring at the Annual Meeting. The Cooperation Agreement also provided that the Company would nominate Mr. Kavanaugh for re-election at the Annual Meeting, for a term expiring at the Company’s 2024 Annual Meeting. In addition, pursuant to the Cooperation Agreement, Mr. Kavanaugh was appointed as a member of the Special Committee of the Board charged with exploration of potential strategic alternatives in order to maximize stockholder value.
During the term of the Cooperation Agreement, Mr. Kavanaugh is subject to customary standstill restrictions, including, but not limited to, nominating, recommending for nomination or giving notice of intent to nominate or recommend for nomination a person for election at any annual or special meeting of stockholders at which the Company’s directors are to be elected (a “Stockholder Meeting”), initiating, encouraging or participating in any solicitation of proxies or consents in respect of any election contest or removal contest at any Stockholder Meeting with respect to the Company’s directors, and submitting, initiating, making or being a proponent of any stockholder proposal for consideration at, or bringing any business before, any Stockholder Meeting.
The term of the Cooperation Agreement began on May 24, 2023 and continues until the earlier of (i) the day following the 2024 Annual Meeting, (ii) the consummation of a sale of all or substantially all of the assets of the Company, (iii) the consummation of a merger or other business combination, or (iv) Mr. Kavanaugh’s resignation from the Board.
Board of Directors and Committees
We operate under the direction of our Board of Directors. Our Board of Directors is responsible for the management and control of our affairs.
Our directors must perform their duties in good faith and in a manner each director reasonably believes to be in our best interests. Further, our directors must act with such care as an ordinarily prudent person in a like position would use under similar circumstances. However, our directors and executive officers are not required to devote all of their time to our business and must only devote such time to our affairs as their duties may require. We do not expect that our directors will be required to devote a substantial portion of their time to us in discharging their duties.
We have five directors, four of whom our Board of Directors has determined are independent directors under standards established by the SEC and Nasdaq.
Although our Board of Directors may increase or decrease the number of directors, a decrease may not have the effect of shortening the term of any incumbent director. Any director may resign at any time or may be removed only for cause, and then only by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of any special meeting called to remove a director will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.
A vacancy created by an increase in the number of directors, or the death, resignation, removal, adjudicated incompetence or other incapacity of a director, may be filled only by a vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until such director’s earlier death, resignation or removal.
In addition to meetings of the various committees of our Board of Directors, which committees we describe below, we expect our directors to hold at least four regular board meetings each year.
The Board of Directors held six meetings during 2022. The Board of Directors currently has a standing audit committee, compensation committee, nominating and corporate governance committee and acquisition committee. The directors who serve on these committees and the Chairman of these committees as of the date of this Proxy Statement are set forth below:
Board Member	Audit	Compensation	Nominating	Acquisition	Board
Francis P. Kavanaugh					X
Neil P. Farmer	X	Chairman	X	X	X
Emanuel D. Neuman		X		Chairman	X
Charles S. Pearson, Jr.	Chairman	X	X		X
Timothy P. O’Brien	X		Chairman	X	Chairman
Each incumbent director attended more than 75% of the aggregate total number of Board of Directors meetings and meetings of committees on which he served during fiscal year 2022. Our corporate governance guidelines provide that directors are expected to attend our annual meeting of stockholders. All of our then-serving directors attended the 2022 annual meeting of stockholders.
Board of Directors Committees
Our board of directors has established a standing audit committee, compensation committee nominating and corporate governance committee and acquisition committee. Each of these committees has a charter under which it operates. These charters may be accessed on the Company’s website (http://www.medalistereit.com) by clicking on “Investors” and then “Corporate Governance.” The principal functions of these committees are briefly described below. Our board of directors may from time to time establish other committees to facilitate our management.
Audit Committee
The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary functions are:
•
to evaluate and approve the services and fees of our independent registered public accounting firm;

•
to periodically review the auditors’ independence; and

•
to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and the audit and financial reporting process.

The audit committee also considers and approves the audit and non-audit services and fees provided by the independent public accountants.
As of the date of this Proxy Statement, the audit committee is comprised of three independent directors. Charles S. Pearson, Jr. is the chairman of the audit committee, and he is joined by Neil P. Farmer and Timothy P. O’Brien as members of the audit committee. Our Board of Directors has determined that all current members of the audit committee are, and all members of the audit committee during fiscal year 2022 were, independent under standards established by the SEC and Nasdaq. Our Board of Directors has determined that Charles S. Pearson, Jr. qualifies as an “audit committee financial expert,” as that term is defined by the applicable SEC regulations and Nasdaq corporate governance listing standards.
The audit committee held four meetings during fiscal year 2022.
Compensation Committee
Our compensation committee consists of three independent directors, and our compensation committee charter details the principal functions of the compensation committee. These functions include:
•
reviewing and approving the compensation, if any, of all of our executive officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans, if any;

•
assisting management in complying with our report disclosure requirements; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Neil P. Farmer is the chairman of the compensation committee, and he is joined by Emanuel D. Neuman and Charles S. Pearson, Jr. Our Board of Directors has determined that all current members of the compensation committee are, and all members of the compensation committee during fiscal year 2022 were, independent under the standards established by the SEC and Nasdaq.
The compensation committee held two meetings during fiscal year 2022.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of three independent directors, and our nominating and corporate governance committee charter details the principal functions of the nominating and corporate governance committee. The nominating and corporate governance committee’s principal duties include identifying individuals qualified to become members of our Board of Directors. Typically, director nominees are identified by members of the Board of Directors or management using their business networks. The Board of Directors has not established any specific minimum qualifications that a director candidate must meet in order to be nominated to the Board of Directors. Instead, when evaluating such individuals, the nominating and corporate governance committee considers a variety of factors including (a) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of our Company, and (b) the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities. Additional factors which the nominating and corporate governance committee consider include a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, age, potential conflicts of interest, material relationships with our Company and independence from management and our Company. The nominating and corporate governance committee may also seek to have the Board consist of directors with diverse backgrounds and experience.
The nominating and corporate governance committee will evaluate director recommendations from stockholders that are submitted in writing to the Secretary at P.O. Box 8436, Richmond, Virginia 23226.

Director candidates recommended by stockholders will be considered on the same basis as director candidates referred from other sources. While there are no formal procedures for stockholders to submit recommendations for director candidates, written recommendations of director candidates should include the name, address and telephone number of the candidate, as well as a brief statement of the candidate’s qualifications to serve as a director.
The nominating and corporate governance committee’s other principal duties include the following:
•
identifying and recommending to our full Board of Directors qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;

•
developing and recommending to our Board of Directors’ corporate governance guidelines and implementing and monitoring such guidelines;

•
reviewing and making recommendations on matters involving the general operation of our Board of Directors, including board size and composition, and committee composition and structure;

•
recommending to our Board of Directors’ nominees for each committee of our Board of Directors;

•
annually facilitating the assessment of our Board of Directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and Nasdaq Capital Market or another national exchange’s corporate governance listing standards, if applicable; and

•
overseeing our board of directors’ evaluation of management.

Timothy P. O’Brien is the chairman of the nominating and corporate governance committee, and he is joined by Charles S. Pearson, Jr. and Neil P. Farmer. Our Board of Directors has determined that all current members of the nominating and governance committee are, and all members of the nominating and governance committee during fiscal year 2022 were, independent under the standards established by the SEC and Nasdaq.
The nominating and governance committee did not meet during fiscal year 2022.
Acquisition Committee
The acquisition committee establishes guidelines for acquisitions and dispositions to be presented to our Board of Directors and leads the Board of Directors in its review of potential acquisitions and dispositions presented by management. The acquisition committee evaluates and approves acquisitions and dispositions with an equity investment of more than $10 million and leads the Board in its review of acquisitions and dispositions that require approval by the Board of Directors. The acquisition committee makes recommendations to the Board of Directors and senior management regarding potential acquisitions and dispositions and reviews due diligence reports prepared by management conducted on all potential acquisitions.
Emanuel D. Neuman is the chairman of the acquisition committee, and he is joined by Timothy P. O’Brien and Neil P. Farmer.
The acquisition committee did not meet during fiscal year 2022.
Director Independence
Our Board of Directors currently consists of five members. A majority of the members of our Board of Directors are, and were during fiscal year 2022, independent under the Nasdaq Capital Market Listing Standards. Our Board of Directors has concluded that all of the director nominees, other than Francis P. Kavanaugh, our interim President and Chief Executive Officer, are independent of the Company under the Nasdaq Capital Market Listing Standards. All directors serving during fiscal year 2022, other than Thomas E. Messier, our former Chief Executive Officer, Secretary and Treasurer, and William R. Elliott, our Chief Operating Officer and President, were independent of the Company under the Nasdaq Capital Market Listing Standards. Our directors who are, and were during fiscal year 2022, independent are: Emanuel D. Neuman, Neil P. Farmer, Timothy P. O’Brien and Charles S. Pearson, Jr.

Mr. C. Elliott, our former Vice President, is the son of Mr. William R. Elliott, our former Vice Chairman of the Board and President and Chief Operating Officer of the Company.
Stockholder Communications with the Board of Directors
Stockholders may communicate with the entire Board of Directors or any member of the Board of Directors by addressing correspondence to the Board of Directors or to the individual director and sending such communication to the Secretary at P.O. Box 8436, Richmond, Virginia 23226. All communications addressed to the Board of Directors will be forwarded to the Chairman of the Board of Directors, and all communications addressed to an individual director will be forwarded to such individual director.
Audit Committee Report
In connection with the preparation and filing of Medalist Diversified REIT, Inc.’s (“Medalist”), annual report on Form 10-K for the year ended December 31, 2022, or the annual report:
•
The audit committee of the Board of Directors of Medalist, or the audit committee, has reviewed and discussed the audited consolidated financial statements to be included in the 2022 Annual Report with Medalist’s management and Cherry Bekaert LLP, the Company’s independent registered public accounting firm;

•
The audit committee has discussed with Medalist’s independent registered public accounting firm, Cherry Bekaert LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•
The audit committee has received the written disclosures and the letter from Cherry Bekaert LLP required by applicable requirements of the PCAOB regarding Cherry Bekaert LLP’s communications with the audit committee concerning independence, and has discussed with Cherry Bekaert LLP the independence of Cherry Bekaert LLP; and

•
Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors of Medalist that the audited financial statements be included in Medalist’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

The audit committee has provided this report. This report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except to the extent Medalist specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.
The Audit Committee of the Board of Directors:
Charles S. Pearson, Jr., Chairman
Neil P. Farmer, Member
Timothy P. O’Brien, Member
Board Leadership Structure
The Company’s Corporate Governance Guidelines do not require the role of the Chairman of the Board of Directors and Chief Executive Officer to be separated. If the Chairman of the Board of Directors is not an independent director, our corporate governance guidelines require the appointment of a lead independent director.
Until July 18, 2023, Thomas E. Messier served as Chairman of our Board of Directors since our inception in 2015 and as our Chief Executive Officer. As Chairman of the Board, Mr. Messier was responsible for leading Board of Directors meetings and meetings of stockholders, generally setting the agendas for Board of Directors meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Messier managed our business under the direction of the Board of Directors and implemented our policies as determined by the Board of Directors. The Board designated Neil P. Farmer as the lead independent director of the Board of Directors. When the Chairman of the Board of Directors is not an independent director, the Board of Directors believes that having a lead independent director enhances the Board of Directors’ oversight of the Company’s business, management and strategy. In general, the lead independent director helps to promote communication and effective relationships among the independent directors and the Chief Executive Officer and build consensus among directors.
In connection with the Company commencing the internalization of the Company’s management function, Francis P. Kavanaugh was appointed as our interim Chief Executive Officer, effective July 18, 2023, and Timothy O’Brien was appointed as our Chairman of the Board of Directors. The Company believes that separating the roles of Chief Executive Officer and Chairman of the Board of Directors is currently in the best interests of the Company and its stockholders. The Board believes that this structure is a strong governance practice and will help to contribute to the Board of Directors’ independence from management. Mr. O’Brien is an independent director, and consequently, he will perform the functions of the lead independent director in his capacity as independent Chairman of the Board of Directors.
Role of our Board of Directors in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from the four standing committees, our audit committee, our compensation committee, our nominating and corporate governance committee and our acquisition committee, each of which addresses risks specific to its respective areas of oversight. In particular, our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management takes to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. Our nominating and corporate governance committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct. Our acquisition committee works with management to assess all risks with investments that fall within specified investment guidelines. All committees report to the full Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise level risk. In addition, the Board of Directors receives detailed regular reports from members of our senior management and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.

PROPOSAL NO. 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On August 8, 2023, the audit committee approved the appointment of Cherry Bekaert LLP to serve as our Company’s independent public accounting firm for the fiscal year ending December 31, 2023.
We are asking our stockholders to ratify the appointment of Cherry Bekaert LLP as our independent registered public accountants for our fiscal year ending December 31, 2023. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the appointment of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the audit committee will review its future selection of its independent registered public accounting firm in light of that result. Even if the appointment is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our Company and its stockholders. A representative of Cherry Bekaert LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.
Principal Accountant Fees
The following table presents the aggregate fees billed by Cherry Bekaert LLP for each of the services listed below for the fiscal years ended December 31, 2021 and 2022.
	2021	2022
Audit Fees(1)	$426,565	$228,283
Audit-Related Fees	—	—
Tax Fees(2)	108,952	77,822
All Other Fees(3)	923	—
Total	$536,440	$306,105

(1)
Audit fees consist of the aggregate fees billed for professional services rendered by Cherry Bekaert LLP in connection with its audit of our consolidated financial statements, audits required in connection with property acquisitions, and certain additional services associated with our public equity offerings, including reviewing registration statements and the issuance of comfort letters and consents.

(2)
Tax preparation fees consist of the aggregate fees billed for professional services rendered by Cherry Bekaert LLP in connection with the preparation of tax returns for the Company.

(3)
All other fees consist of consulting services provided by Cherry Bekaert LLP in connection with our efforts to identify, select and implement a new accounting system.

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that public company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X are met. The audit committee charter provides guidelines for the pre- approval of independent auditor services. All of the Tax Fees and All Other Fees detailed above were approved by the audit committee.
PROPOSAL NO. 3. OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any other matters for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment, postponement or continuation thereof, it is the intention of the persons named as proxies to vote upon them in accordance with the recommendation of our Board of Directors or, in the absence of such recommendation, in accordance with the discretion of the proxy holder.
Except as set forth in this section, all shares of common stock represented by valid proxies received will be voted in accordance with the provisions of the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth the number and percentage owned as of June 30, 2023 by each person (or group of affiliated persons) who is known by us to beneficially own 5% of the outstanding shares of our common stock, each of our present directors, each of our named executive officers, and each of our executive officers and directors as a group of our shares of common stock.
This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Shares of common stock issuable pursuant to vested options, warrants or share appreciation rights are deemed to be outstanding for purposes of computing the percentage ownership of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in footnotes to the table, each person listed has sole voting and dispositive power with respect to the securities owned by such person.
Name of Beneficial Owner(5)	Title of Class	Number of Shares Beneficially Owned	Number of OP Units Beneficially Owned	Percentage of all Shares(1)	Percentage of all Shares and OP Units(2)
5% Stockholders
Alfred Lee Finley(3)(6)	Common Stock	328,125	—	14.79%	14.61%
Wells Fargo & Co.(4)	Common Stock	130,324	—	5.87%	5.80%
Named Executive Officers and Directors
Francis P. Kavanaugh(5)(7)	Common Stock	222,237	—	10.02%	9.90%
Thomas Messier(5)	Common Stock & OP Units	29,402	1,330	1.33%	1.37%
William Elliott(5)	Common Stock & OP Units	24,535	1,330	1.11%	1.15%
Neil Farmer(5)	Common Stock	15,749	—	*	*
Emanuel Neuman(5)	Common Stock	0	—	*	*
Charles Pearson, Jr.(5)	Common Stock	12,339	—	*	*
Timothy O’Brien(5)	Common Stock	8,527	—	*	*
C. Brent Winn, Jr.(5)	Common Stock	58,984	—	2.66%	*
Colin Elliott(5)	Common Stock	5,420	—	*	*
All Executive Officers and Directors as a Group (9 persons)		377,194	379,854	17.00%	16.92%

*
Represents less than 1% of our outstanding common stock as of June 30, 2023.

(1)
Based on 2,218,810 shares of common stock outstanding as of June 30, 2023.

(2)
Based on 2,218,810 shares of common stock outstanding and 26,691 common units outstanding that are convertible to shares of common stock as of June 30, 2023.

(3)
Information regarding beneficial ownership of our common stock by Alfred Lee Finley is included herein based on Schedule 13G filed with the SEC on February 13, 2023, relating to such shares beneficially owned as of December 31, 2022. Alfred Lee Finley has an address of 2800 Golden Triangle Blvd., Fort Worth, Texas 76177. Such report provides that Alfred Lee Finley is the beneficial owner of 2,625,000 common shares, with sole dispositive power over 125,000 of such shares and shared dispositive power over 2,500,000 of such shares and with sole power to vote 125,000 of such shares and shared power to vote 2,500,000 of such shares.

(4)
Information regarding beneficial ownership of our common stock by Wells Fargo & Company is included herein based on Schedule 13G filed with the SEC on February 10, 2023, relating to such shares beneficially owned as of December 31, 2022. Wells Fargo & Company has an address of 420 Montgomery Street, San Francisco, CA 94163. Such report provides that Wells Fargo & Company is the beneficial owner of 1,042,594 common shares, with sole dispositive power over 1,042,594 of such shares and with sole power to vote 94 of such shares and shared power to vote none of such shares.

(5)
The address of the beneficial owner is P.O. Box 8436, Richmond, Virginia 23226.

(6)
On November 4, 2022, the Board of Directors granted a waiver of the ownership limitations in Article VI of the Company’s Articles of Incorporation to permit Mr. Finley to own up to 15.05% in the aggregate of the outstanding shares of capital stock of the Company, as set forth in, and subject to the terms and conditions in, that certain letter, dated October 27, 2022, from Finley to the Board.

(7)
On June 9, 2023, the Board of Directors granted a waiver of the ownership limitations in Article VI of the Company’s Articles of Incorporation to permit Mr. Kavanaugh and any of his affiliates to own up to 10.02% in the aggregate of the outstanding shares of capital stock of the Company, as set forth in, and subject to the terms and conditions in, that certain letter, dated June 5, 2023, from Kavanaugh to the Board.

OUR MANAGER AND RELATED AGREEMENTS
Our Manager
From 2016 to July 18, 2023, we were externally managed and advised by Medalist Fund Manager, Inc., or our Manager, pursuant to a Management Agreement dated March 15, 2016 (as amended from time to time, the “Management Agreement”). Thomas E. Messier, our former Chairman of the Board, Chief Executive Officer, Secretary and Treasurer, and Mr. William R. Elliott, our former Vice Chairman of the Board, Chief Operating Officer and President were also officers of our Manager. Our Manager was primarily responsible for managing our day-to-day business affairs and assets and carrying out the directives of our Board of Directors. Our Manager maintained a contractual as opposed to a fiduciary relationship with us. Our Manager conducted our operations and managed our portfolio of real estate investments.
The officers of our Manager were as follows:
Name	Age*	Position
Thomas E. Messier	68	Co-Founder and Co-President
William R. Elliott	72	Co-Founder and Co-President
The background and experience of Messrs. Elliott and Messier are described below under “Executive Officer and Director Compensation.”
Management Agreement
On March 15, 2016, we entered into the Management Agreement with our Manager pursuant to which it would provide for the day-to-day management of our operations, subject to the supervision of our Board of Directors. The Management Agreement required our Manager to manage our business affairs in conformity with the investment guidelines and other policies as approved and monitored by our Board of Directors. Our Manager’s role as Manager was under the supervision and direction of our Board of Directors. Prior to the termination of the Management Agreement, our Manager did not manage or advise any other entities and was not actively seeking new clients in such a capacity, although it was not prohibited from doing so under the Management Agreement.
Management Services
Our Manager was responsible for (1) the selection, purchase and sale of our portfolio investments, (2) our financing activities, and (3) providing us with advisory services. Our Manager was responsible for our day-to- day operations and performed (or would cause to be performed) such services and activities relating to our assets and operations as may be appropriate.
Term
The Management Agreement had an initial term through December 31, 2016 and then automatic, annual renewals. The Management Agreement was subject to amendment or modification by agreement between us and our Manager. Our independent directors reviewed our Manager’s performance and the fees payable to our Manager under the Management Agreement annually and, following the initial term, the Management Agreement could be terminated annually upon the affirmative vote of at least two-thirds of our independent directors, based upon (1) unsatisfactory performance that is materially detrimental to us or (2) our determination that the fees payable to our Manager are not fair, subject to our Manager’s right to prevent such termination due to unfair fees by accepting a reduction of the fees agreed to by at least two-thirds of our independent directors.

Management Fees, Incentive Fees and Expense Reimbursements
Type	Description
Asset Management Fee	We paid our Manager a monthly asset management fee equal to 0.125% of our stockholders’ equity payable in arrears in cash. For purposes of calculating the asset management fee, our stockholders’ equity means: (a) the sum of (1) the net proceeds from (or equity value assigned to) all issuances of our company’s equity and equity equivalent securities (including common stock, common stock equivalents, preferred stock and OP Units issued by our operating partnership) since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus (2) our company’s retained earnings at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less (b) any amount that our company has paid to repurchase our common stock issued in this or any subsequent offering. Stockholders’ equity also excludes (1) any unrealized gains and losses and other non-cash items (including depreciation and amortization) that have impacted stockholders’ equity as reported in our company’s financial statements prepared in accordance with GAAP, and (2) one-time events pursuant to changes in GAAP, and certain non-cash items not otherwise described above, in each case after discussions between our Manager and our independent director(s) and approval by a majority of our independent directors. For the years ended December 31, 2021 and 2022, we incurred $817,029 and $876,049, in asset management fees, respectively. Asset management fees are recorded on our company’s consolidated statements of operations as (i) retail center property operating expenses ($258,628 and $309,078 for the years ended December 31, 2021 and 2022, respectively) , (ii) hotel property operating expenses ($96,868 and $20,475 for the years ended December 31, 2021 and 2022, respectively), (iii) flex center property operating expenses ($50,300 and $109,100 for the years ended December 31, 2021 and 2022, respectively) and (iv) legal, accounting and other professional fees ($411,233 and $437,396 for the years ended December 31, 2021 and 2022, respectively).
Property Management Fee	Dodson Properties, an entity in which Mr. W. Elliott holds a 6.32% interest, wholly owns Shockoe Properties. Shockoe Properties received an annual property management fee, of up to 3.0% of the monthly gross revenue from any of our properties it manages. The Property Management Fee was paid in arrears on a monthly basis. Shockoe Properties managed our Franklin Square Property and Hanover Square North property.
Acquisition Fee	Our Manager received an acquisition fee of 2.0% of the purchase price plus transaction costs, for each property acquired or investment made on our company’s behalf at the closing of the acquisition of such property or investment, in consideration for the Manager’s assistance in effectuating such acquisition. On March 19, 2021, pursuant to a Letter Agreement, dated March 19, 2021, among us, our Operating partnership and our Manager (the “2021 Letter Agreement”) Letter Agreement, dated March 10, 2023, among us, our Operating Partnership and our Manager (the “2023 Letter Agreement,” collectively with the 2021 Letter Agreement, the “Manager Letter Agreements”), our Manager agreed to defer payment of one-half of any acquisition fee payable to the Manager from that date until the earlier of: (i) the date that the public trading price of our common stock, as reported on the Nasdaq Capital Market, reaches a closing trading price of at least $5.00 per share (as the same may be proportionately adjusted to reflect a stock split or reverse stock split); (ii) the effective date of the termination of the

Type	Description

Management Agreement as the result of an election by us to terminate the Management Agreement (other than on account of any of the events specified in clauses (i) through (vi) of Section 11(a) of the Management Agreement); and (iii) a Change in Control (the “Deferral Agreement”). For purposes of the Manager Letter Agreements, “Change in Control” means any of the following events: (a) any person or entity, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, other than a wholly-owned subsidiary of our company, becomes the beneficial owner of our securities having 50% or more of the combined voting power of our then outstanding securities; (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of our then outstanding securities after such transaction are held in the aggregate by the holders of our securities entitled to vote generally immediately prior to such transaction; (iii) a complete liquidation or dissolution of us; or (iv) the sale or other disposition of a Significant Amount of Assets to any person or entity (other than a transfer to a subsidiary of our company), and the term “Significant Amount of Assets” means more than fifty percent (50%) of the book value of our consolidated assets as of the date of the 2023 Manager Letter Agreement.
For the year ended December 31, 2022, we incurred $201,524 in acquisition fees associated with the Salisbury Marketplace Property acquisition, which were allocated and added to the fair value of the Salisbury Marketplace Property tangible assets. One half of the acquisition fee, or $100,762 was paid in cash and one half of the acquisition fee was accrued in connection with the Deferral Agreement. For the year ended December 31, 2021, we incurred $503,910 in acquisition fees associated with the Lancer Center Property, Greenbrier Business Center Property and Parkway Property, which were allocated and added to the fair value of the Lancer Center Property, Greenbrier Business Center Property and Parkway Property tangible assets. One half of the acquisition fees, or $251,955 was paid in cash and one half of the acquisition fee was accrued in connection with the Deferral Agreement. The accrued portion of the acquisition fee is recorded under accounts payable and accrued liabilities our company’s consolidated balance sheets as of December 31, 2022 and 2021. As of December 31, 2022 and 2021, we had accrued a total of $352,717 and $251,955, respectively, in acquisition fees in connection with the Deferral Agreement.

Incentive Fee	Our Manager was entitled to an incentive fee, payable quarterly, equal to an amount, not less than zero, equal to the difference between (1) the product of (x) 20% and (y) the difference between (i) our Adjusted Funds from Operations (AFFO) (as further defined below) for the previous 12-month period, and (ii) the product of (A) the weighted average of the issue price of equity securities issued in our 2018 exempt offering and in future offerings and transactions, multiplied by the weighted average number of all shares of our common stock outstanding on a fully-diluted basis (including any restricted stock units, any restricted shares of common stock and common units) in the previous 12-month period, exclusive of equity securities issued prior to our 2018 exempt offering, and (B) 7%, and (2) the sum of any incentive fee paid to our Manager with respect to the first three calendar quarters of such previous 12-month period. AFFO is calculated by removing the effect of items that do not reflect ongoing property operations.

Type	Description
We further adjust FFO for certain items that are not added to net income in NAREIT’s definition of FFO, such as acquisition expenses, equity-based compensation expenses, and any other non-recurring or non-cash expenses, which are costs that do not relate to the operating performance of our properties, and subtract recurring capital expenditures (and, when calculating the incentive fee only, we further adjust FFO to include any realized gains or losses on our real estate investments). The following example illustrates how we would calculate our quarterly incentive fee in accordance with the Management Agreement. Our actual results may differ materially from the following example.

Assume the following:
•
AFFO for the 12-month period equals $4,000,000;

•
3,000,000 shares of common stock are outstanding and the weighted average number of shares of common stock outstanding during the 12-month period is 3,000,000;

•
weighted average issue price per share of common stock is $10.00; and

•
incentive fees paid during the first three quarters of such 12-month period are $300,000.

Under these assumptions, the quarterly incentive fee payable to our Manager would have been $80,000, as calculated below:

1.	AFFO	$4,000,000
2.	Weighted average issue price per share of common stock of $10.00 multiplied by the weighted average number of shares of common stock outstanding of 3,000,000 multiplied by 7%	$2,100,000
3.	Excess of AFFO over amount calculated in 2 above	$1,900,000
4.	20% of the amount calculated in 3 above	$380,000
5.	Incentive fee equals the amount calculated in 4 above less the incentive fees paid during the first three quarters of such previous 12-month period	$300,000
6.	Quarterly incentive fee payable to our Manager:	$80,000
Liability and Indemnification
Pursuant to the Management Agreement and unless provided otherwise therein, our Manager did not assume any responsibility other than to render the services called for thereunder in good faith and was not responsible for any action of our Board of Directors in following or declining to follow its advice or recommendations. Our Manager maintained a contractual as opposed to a fiduciary relationship with us (however, to the extent that officers of our Manager also served as officers of our company, such officers owed us duties under Maryland law in their capacity as officers of our company, which may include the duty to exercise reasonable care in the performance of such officers’ responsibilities, as well as the duties of loyalty, good faith and candid disclosure). Under the terms of the Management Agreement, our Manager, its officers, members, managers, directors, personnel, any person controlling or controlled by our Manager and any person providing sub-advisory services to our Manager was not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Management Agreement, except because of acts or omissions constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the Management Agreement, as determined by a final non-appealable order of a court of competent jurisdiction. We agreed to indemnify and hold harmless our Manager, its officers, members, managers, directors, personnel, any person controlling or controlled by our Manager and any person providing sub-advisory services to our Manager with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts or omissions of such indemnified party not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with and pursuant to the Management Agreement as determined by a final, non-appealable order of a court of competent jurisdiction, or those incurred in connection with our Manager’s proper release of our company’s money or other property, as set forth in the Management Agreement. Additionally, we agreed to advance funds to any of the indemnified parties for legal fees and other costs and expenses incurred as a result of any claim, suit, action or proceeding for which indemnification is sought, provided, that such Manager indemnified party undertakes to repay the advanced funds to us in the event it is ultimately determined that indemnification is not appropriate. Our Manager agreed to indemnify and hold harmless us, our directors and officers, personnel, agents and any persons controlling or controlled by us with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts or omissions of our Manager constituting bad faith, willful misconduct, gross negligence or reckless disregard of its duties under the Management Agreement or any claims by our Manager’s personnel relating to the terms and conditions of their employment by our Manager. Our Manager was not liable for errors that may result from ordinary negligence, such as errors in the investment decision making process (such as a transaction that was effectuated in violation of our investment guidelines).
Termination
On July 18, 2023, the Company and the Operating Partnership entered into a Termination Agreement (the “Termination Agreement”) with the Manager, William R. Elliott and Thomas E. Messier, which provided for the immediate termination of the Management Agreement. The Termination Agreement also provided for, among other things, aggregate payments of $1,602,717 in settlement of all amounts payable under the Management Agreement, the resignation of each of Messrs. W. Elliott and Messier from any and all employment, officer, director and other positions at the Company or the Operating Partnership, Messrs. W. Elliott and Messier’s release of all rights and claims against the Company and the Operating Partnership, the survival of certain indemnification obligations with respect to Messrs. W. Elliott and Messier, the Company’s agreement to take all commercially reasonable steps to cause Messrs. W. Elliott and Messier to be released promptly from all obligations under certain guaranty arrangements made by Messrs. W. Elliott and/or Messier, Messrs. W. Elliott and Messier’s agreement to cooperate in a commercially reasonable manner with the Company and the Operating Partnership’s efforts to sell certain of the Company’s properties, and the retention of certain confidentiality obligations by the Manager.
The terms of the Termination Agreement, and the transactions contemplated thereby, were negotiated and unanimously approved by a committee of independent members of the Board (the “Special Committee”), all of whom are independent and disinterested members of the Board. The Special Committee was formed in March 2023 in order to evaluate strategic alternatives available to the Company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Person Transaction Policy
Our Board of Directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. The purpose of this policy is to describe the procedures used to identify, review and approve any existing or proposed transaction, arrangement, relationship (or series of similar transactions, arrangements or relationships) in which (a) we, our Operating Partnership or any of our subsidiaries were, are or will be a participant, (b) the aggregate amount involved exceeds $120,000, and (c) a related person has or will have a direct or indirect interest. For purposes of this policy, a related person is (i) any person who is, or at any time since the beginning of the current fiscal year was, a director, director nominee, or executive officer of the Company, (ii) any beneficial owner of more than 5% of our stock, or (iii) any immediate family member of any of the foregoing persons.
Under this policy, our audit committee is responsible for reviewing and approving or ratifying each related person transaction or proposed related person transaction. In determining whether to approve or ratify a related person transaction, the audit committee is required to consider all relevant facts and circumstances of the related person transaction available to the audit committee and to approve only those related person transactions that are in, or not inconsistent with, the best interests of the Company and its stockholders, as the audit committee determines in good faith. No member of the audit committee is permitted to participate in any consideration of a related person transaction with respect to which that member or any of his or her immediate family is a related person. A copy of our related person transaction policy may be accessed on the Company’s website (http://www.medalistereit.com) by clicking on “Investors” and then “Corporate Governance.”

EXECUTIVE OFFICERS
Francis P. Kavanaugh, age 63, is our interim President and Chief Executive Officer, and Secretary. He was appointed to our Board of Directors on May 24, 2023. Mr. Kavanaugh is the co-founder of Fort Ashford Funds, LLC, a privately held investment firm, and has served as its Managing Director since its inception in 2004. Mr. Kavanaugh received his B.S. in Information and Computer Science from the University of California Irvine in 1985 and his MBA from Pepperdine University in 2003. Mr. Kavanaugh has more than 30 years of diverse experience in real estate investment, business restructuring and operational leadership. He has been actively involved with the restructuring of over 20 businesses in the public and private sectors and is adept at navigating complexity and implementing strategic changes. Management believes his experiences significantly contribute to the Company, especially with respect to his strong operational leadership and vision for strategic changes.
C. Brent Winn, Jr., age 61, is the Company’s Chief Financial Officer as of March 2020. Prior to his appointment as the Chief Financial Officer, Mr. Winn provided chief financial officer services as an independent contractor of the Company beginning in February 2018. During his tenure, Mr. Winn has established the accounting, internal control and financial reporting systems of the Company, managed the financial accounting and reporting for the Company and its subsidiary entities, prepared the quarterly and annual financial statements and other financial elements of quarterly and annual reports and coordinated the annual audit and quarterly reviews. Mr. Winn’s experience in the commercial real estate industry dates to 1987 when he held various positions with CSX Realty, the real estate development and management subsidiary of CSX Corporation, including as an analyst in both the development and asset management groups, and as a manager in the development group. Subsequently, Mr. Winn also held positions in shareholder and investor relations for CSX Corporation. After his tenure with CSX Realty and CSX Corporation, Mr. Winn was a partner in the real estate consulting firms MGT Realty Advisors, Inc. and Realty Advisors, LLC, where he provided investment, development and asset management advisory services to institutional real estate owners. He was formerly the Senior Vice President, CFO and COO of the Virginia Home for Boys and Girls and the chief financial officer of Marz Industries, Inc. Mr. Winn received his B.A. in History from the University of Virginia, Master of Business Administration from the Mason School of Business at the College of William and Mary and a post-graduate degree in Accounting from the Virginia Commonwealth University.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
In fiscal year 2022, our named executives and their principal offices were the following:
•
Mr. Thomas E. Messier, our former Chief Executive Officer, Secretary and Treasurer; and

•
Mr. William R. Elliott, our former President and Chief Operating Officer.

•
Mr. C. Brent Winn, Jr., our Chief Financial Officer.

•
Mr. Colin M. Elliott, our former Vice President.

Overview of Compensation Program and Philosophy
Because our Management Agreement provided that our Manager was responsible for managing our affairs, Messrs. Messier and W. Elliott did not receive during fiscal year 2022 or fiscal year 2023 any cash compensation, pension benefits, perquisites or other personal benefits from us for their services as our officers. We had no arrangements to make cash payments to Messrs. Messier or W. Elliott upon their termination from service as our officers. Instead, we paid our Manager the fees described under “Our Manager and Related Agreements” above. Additionally, Messrs. Messier and W. Elliott are executive officers of our Manager and were compensated by our Manager, in part, for their services rendered to us.
We may compensate our named executive officers, other officers and, prior to terminating the Management Agreement, individuals affiliated with our Manager with equity and equity-based awards or other types of awards in accordance with our 2018 Equity Incentive Plan, or the Equity Incentive Plan, intended to align their interests with the interests of our stockholders. Awards that may be granted under our Equity Incentive Plan include options, stock awards, stock appreciation rights, performance units, incentive awards, other stock based awards and any other right or interest relating to stock or cash (collectively referred to herein as “awards”). Our compensation committee determines if and when any of our named executive officers, other officers or, prior to terminating the Management Agreement, individuals affiliated with our Manager will receive such awards.
Effective as of March 1, 2020, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Gunston Consulting, LLC (the “Consultant”), an entity affiliated with Mr. Winn, pursuant to which the Consultant agreed to provide certain financial and accounting consulting services to the Company, and the Company agreed to pay the Consultant an annual fee and annual stock grants awarded by the compensation committee and agreed to reimburse the Consultant for certain expenses to be authorized by the Company. Pursuant to the terms of the Consulting Agreement, Mr. Winn serves as the Company’s chief financial officer. We pay Mr. Winn an agreed upon annual fee of $250,000 through the Consultant in addition to any equity-based awards that our compensation committee decides to grant as described above. Pursuant to the terms of the Consulting Agreement, and that certain Letter Agreement, dated as of November 30, 2022, between the Consultant and us (the “Elliott Letter Agreement), we also authorized the Consultant to retain the services of Mr. C. Elliott as vice president of the Company and authorized the Consultant to incur certain costs related to Mr. C. Elliott’s employment as vice president and agreed to reimburse the Consultant for such costs, including Mr. C. Elliott’s $150,000 annual salary, payroll taxes and certain benefits and an annual bonus to be determined in consultation with the Company.
Mr. C. Elliott is the son of Mr. William R. Elliott, former Vice Chairman of the Board and President and Chief Operating Officer of the Company. During the years ended December 31, 2022 and 2021, the Company paid the Consultant $114,516 and $0, for services provided by Mr. C. Elliott under the Consulting Agreement. In addition, on November 22, 2022, the Company’s Compensation Committee approved a grant of 38,217 shares of the Company’s common stock to Mr. C. Elliott under the Equity Incentive Plan.
Equity-Based Compensation
As discussed above, the compensation committee may, from time to time pursuant to the Equity Incentive Plan, grant our named executive officers certain equity-based awards. These awards are designed to align the interests of our named executives with those of our stockholders, by allowing our named executive officers to share in the creation of value for our stockholders through capital appreciation and dividends. During the term of the Management Agreement, these awards provided a further benefit to us by enabling our Manager and its affiliates to attract, motivate and retain talented individuals. We currently do not have any equity ownership requirements or guidelines for our named executive officers.
We believe our compensation policies are particularly appropriate since we are an externally advised REIT. REIT regulations require us to pay at least 90% of our earnings to stockholders as dividends. As a result, we believe that our common stockholders are principally interested in receiving attractive risk- adjusted dividends and in the growth of dividends and market capitalization. Accordingly, we want to provide incentives to our named executive officers that rewards success in achieving these goals. Since we generally do not have the ability to retain earnings, we believe that equity-based awards serve to align the interests of our named executive officers with the interests of our stockholders since the value our named executive officers receive from these awards is largely dependent on the value of our common stock, the potential for appreciation of that value and our capability to pay dividends. Additionally, we believe that equity-based awards are consistent with our stockholders’ interest in market capitalization growth as these individuals will be incentivized to grow our market capitalization for stockholders over time. We believe that this alignment of interests provides an incentive to our named executive officers to implement strategies that will enhance our overall performance and promote growth in dividends and growth in our market capitalization.
The compensation committee does not use a specific formula to calculate the number of equity awards and other rights awarded to our named executive officers under our Equity Incentive Plan. The compensation committee does not explicitly set future award levels/opportunities on the basis of what the named executive officers earned from prior awards. While the compensation committee will take past awards (if any) into account, it will not solely base future awards in view of those past awards. Generally, in determining the specific amounts to be granted to an individual, the compensation committee will take into account factors such as our performance, the individual’s position, his or her contribution to our performance, and general market practices of our peers and similarly sized companies, as well as, during the term of the Management Agreement, the recommendations of our Manager.
Limitations on Hedging
Our Insider Trading Policy, among other goals, helps to ensure that our directors, officers and employees bear the full risks and benefits of stock ownership. Under the Insider Trading Policy, our directors, officers and employees may not engage in short sales, buying or selling puts or calls, buying financial instruments designed to hedge or offset any decrease in the market value of Company securities owned by the individual directly or indirectly (including prepaid variable forward contracts, equity swaps, collars and exchange funds), and frequent trading to take advantage of fluctuations in share price.
Executive Officer Compensation
Messrs. Messier and W. Elliott were employed by our former Manager. Pursuant to the Consulting Agreement, we pay the Consultant cash compensation for the services provided by Mr. Winn, and we agreed to reimburse the Consultant for cash compensation provided by the Consultant to Mr. Colin M. Elliott (the son of Mr. William R. Elliott) and our senior accountant. We did not reimburse our Manager for compensation paid to Messrs. Messier and Elliott. Officers are eligible for awards under the Equity Incentive Plan, as described in detail below.
Summary Compensation Table
We do not provide Messrs. Messier and W. Elliott with any cash compensation or bonus. Pursuant to the Consulting Agreement, we do pay the Consultant cash compensation for services provided by Mr. Winn, and we agreed to reimburse the Consultant for cash compensation provided by the Consultant to Mr. Colin M. Elliott (the son of Mr. William R. Elliott) and our senior accountant. We do not provide any named executive officer with pension benefits or nonqualified deferred compensation plans. We have not entered into any employment agreements with any person and are not obligated to make any cash payments upon termination of employment or a change in control of us.

The table below summarizes the total compensation paid or awarded to each of our named executive officers for the fiscal years ended December 31, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total
Thomas E. Messier, Former Chief Executive Officer, Secretary and Treasurer	2022	—	—	$63,300	$—	$63,300
	2021	—	—	—	—	—
William R. Elliott, Former Chief Operating Officer and President	2022	—	—	63,300	—	63,300
	2021	—	—	—	—	—
C. Brent Winn, Jr., Chief Financial Officer	2022	250,000	50,000	126,600	—	426,600
	2021	200,000	25,000	59,987	—	284,987
Colin M. Elliott, Former Vice President	2022	64,516	50,000	30,000	—	144,516
	2021	—	—	—	—	—

(1)
The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of stock awards during the applicable fiscal year under the Company’s equity incentive plan.

Director Compensation
Our independent directors received an annual retainer of the equivalent of $30,000 of fully vested shares of our common stock upon election and re-election to our board of directors. All directors will receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors and any committees. Our directors who are also executive officers will not receive any additional compensation from us for acting as directors. Directors will be eligible for awards under our Equity Incentive Plan, as described in detail below.
The following table sets forth information regarding the compensation paid or accrued by our Company during 2022 to each of our independent directors:
Name(1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Total ($)
Neil P. Farmer	$—	$63,300	$63,300
Charles S. Pearson, Jr.	—	63,300	63,300
Timothy P. O’Brien	—	63,300	63,300
	$—	$189,900	$189,900

(1)
Messrs. Messier, as former Chairman of the Board of Directors, Chief Executive Officer, Secretary and Treasurer, and W. Elliott, as former Vice Chairman of the Board of Directors, President and Chief Operating Officer, received no additional compensation for their service as members of the Board of Directors during fiscal year 2022 and are omitted from the table. Compensation received by Messrs. Messier and W. Elliott for their service as executive officers of the Company is reported in the Summary Compensation Table.

(2)
Messrs. Kavanaugh and Neuman are not included in this table because they joined the Board during fiscal year 2023.

(3)
The amounts in the Stock Awards column represent the aggregate grant date fair values, computed in accordance with FASB ASC Topic 718, of stock awards during the applicable fiscal year under the Company’s Equity Incentive Plan.

Equity Incentive Plan Information
Our Board of Directors has adopted, and our stockholders have approved, the Equity Incentive Plan to attract and retain independent directors, executive officers and other key employees, including, officers and employees of our Manager and Operating Partnership and their affiliates and other service providers, including our Manager and its affiliates. The Equity Incentive Plan provides for the grant of options to purchase shares of our common stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards.
Administration of the Equity Incentive Plan
The Equity Incentive Plan is administered by the compensation committee of our Board of Directors, or the Administrator. In connection with stock splits, dividends, phased-in liquidity and certain other events, the Board of Directors will make equitable adjustments that it deems appropriate in the aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan and the terms of outstanding awards.
Eligibility
Our employees and members of the Board of Directors are eligible to participate in the Equity Incentive Plan. In addition, other individuals who provide services to the company or an affiliate of the company, including, prior to July 18, 2023, our Manager, are eligible to participate in the Equity Incentive Plan if the Administrator determines that the participation of such individual is in the best interest of the company.
Share Authorization
The initial aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan is 30,000 shares. If any options or stock appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or are paid in cash without delivery of common stock or if any stock awards, performance units or other equity-based awards are forfeited, the shares of our common stock subject to such awards will again be available for purposes of the Equity Incentive Plan. Shares of our common stock tendered or withheld to satisfy the exercise price of an award or for tax withholding are also available for future grants under the Equity Incentive Plan.
On each January 1st during the term of the Equity Incentive Plan, the maximum number of shares of common stock that may be issued under the Equity Incentive Plan will increase by eight percent (8%) of any additional shares of common stock or interests in our operating partnership we issue in the preceding calendar year. However, no adjustment will be made relative to shares of common stock issued pursuant to the Equity Incentive Plan or upon conversion of interests in our operating partnership to shares of common stock. As of January 1, 2023, the shares available for issuance under the Equity Incentive Plan was 61,413 shares. The maximum number of shares issuable under the Equity Incentive Plan following adjustments is 300,000.
Options
The Equity Incentive Plan authorizes the grant of incentive stock options (under Section 422 of the Code) and authorizes the grant of options that do not qualify as incentive stock options. The exercise price of each option will be determined by the Administrator, provided that the price cannot be less than 100% of the fair market value of the shares of our stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent stockholder” under Sections 422 and 424 of the Code). Except for adjustments to equitably reflect stock splits, stock dividends or similar events, the exercise price of an outstanding option may not be reduced without the approval of our stockholders. The exercise price for any option is generally payable (i) in cash, (ii) by certified check, (iii) by the surrender of shares of our common stock (or attestation of ownership of shares of our common stock) with an aggregate fair market value on the date on which the option is exercised, equal to the exercise price, or (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to an individual who is a “ten percent stockholder”). Incentive stock options may only be granted under the Equity Incentive Plan to our employees and employees of our subsidiaries and may only be transferred by will or the laws of descent and distribution to the heirs of the recipient.
Stock Awards
The Equity Incentive Plan also provides for the grant of stock awards. A stock award is an award of shares of our common stock that may be subject to vesting requirements, restrictions on transfer and other restrictions as the administrator determines in its sole discretion on the date of grant. Unless prohibited by the stock award agreement, the stock award may be transferred during the recipient’s lifetime and during the period in which the stock award is forfeitable or otherwise restricted to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the administrator may determine. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, voting rights and the right to receive distributions. During the period, if any, when stock awards are non-transferable or forfeitable, (i) a participant is prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of the participant’s stock award shares, (ii) the Company will retain custody of any certificates and (iii) a participant must deliver a stock power to the Company for each stock award.
Stock Appreciation Rights
The Equity Incentive Plan authorizes the grant of stock appreciation rights. A stock appreciation right provides the participant with the right to receive, upon exercise of the stock appreciation right, cash, shares of our common stock or a combination of the two. The amount that the participant will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of the shares of our common stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the administrator. Stock appreciation rights may be granted in tandem with an option grant or as independents grants. Stock appreciation rights may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests. The term of a stock appreciation right cannot exceed ten years from the date of grant or five years in the case of a stock appreciation right granted under the Equity Incentive Plan in tandem with an incentive stock option awarded to an individual who is a “ten percent stockholder.”
Performance Units
The Equity Incentive Plan also authorizes the grant of performance units. Performance units represent the participant’s right to receive an amount, based on the value of a specified number of shares of our common stock, if performance goals or other requirements established by the Administrator are met. The Administrator will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit. Performance goals may relate to our financial performance, the participant’s performance or such other criteria determined by the Administrator. If the performance goals are met, performance units will be paid in cash, shares of our common stock, other securities or property or a combination thereof. Performance units may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests.
Incentive Awards
The Equity Incentive Plan also authorizes us to make incentive awards. An incentive award entitles the participant to receive a payment if certain requirements are met. The Administrator will establish the requirements that must be met before an incentive award is earned and the requirements may be stated with reference to one or more performance measures, or criteria prescribed by the Administrator. A performance goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index and may be adjusted for unusual or non-recurring events, changes in applicable tax laws or accounting principles. An incentive award that is earned will be settled in a single payment, which may be in cash, common stock or a combination of cash and common stock. Performance units may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests.
Other Equity-Based Awards
The Administrator may grant other types of stock-based awards as other equity-based awards, including LTIP units, under the Equity Incentive Plan. Other equity-based awards are payable in cash, shares of our common stock or shares or units of such other equity, or a combination thereof, as determined by the Administrator. The terms and conditions of other equity-based awards are determined by the Administrator and may include a requirement that objectives stated with reference to one or more performance measures are attained. These awards may be transferred by will or the laws of descent and distribution, may be subject to additional restrictions on the transferability of the awarded units, and, unless prohibited by the award agreement, may be transferred to the recipient’s immediate family, (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law or sister-in-law) or one or more trusts, partnerships or other entities in which such individuals have more than 50% of the beneficial interests.
LTIP units are a special class of partnership interest in our operating partnership. Each LTIP unit awarded will be deemed equivalent to an award of one share of common stock under the Equity Incentive Plan, reducing the Equity Incentive Plan’ aggregate share authorization for other awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP units granted to participants. The vesting period for LTIP units, if any, will be determined at the time of issuance. LTIP units, whether vested or not, will receive the same quarterly per-unit distributions as other limited partnership interests in our operating partnership, or OP units, which distributions will generally equal the per share distributions on shares of our common stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our stock awards, which will generally receive full dividends whether vested or not. Initially, LTIP units will not have full parity with OP units with respect to liquidating distributions. Under the terms of the LTIP units, our operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in the operating partnership’s valuation from the time of the last revaluation until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the capital accounts of holders of OP units. Upon equalization of the capital accounts of the holders of LTIP units with the other holders of OP units, the LTIP units will achieve full parity with OP units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP units may be converted into an equal number of OP units at any time, and thereafter enjoy all the rights of OP units, including redemption/exchange rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a holder of LTIP units will realize for a given number of vested LTIP units will be less than the value of an equal number of shares of our common stock.

Dividend Equivalent Rights
The Administrator may grant dividend equivalent rights in connection with the grant of performance units, other equity-based awards and incentive awards granted under the Equity Incentive Plan. Dividend equivalent rights may be paid currently or accrued as contingent cash obligations (in which case they may be deemed to have been reinvested in shares of our common stock or otherwise reinvested) and may be payable in cash, shares of our common stock or other property or a combination thereof. The Administrator will determine the terms of any dividend equivalent rights.
Potential Payments Upon Termination or Change in Control
2018 Equity Incentive Plan
If we experience a change in control, outstanding options, stock appreciation rights, stock awards, performance units, incentive awards or other equity-based awards (including LTIP units) under the 2018 Equity Incentive Plan, or the Equity Incentive Plan, will automatically become vested. Thus, outstanding options and stock appreciation rights will be fully exercisable on the change in control, restrictions and conditions on outstanding stock awards and other equity-based awards will lapse upon the change in control and performance units, incentive awards and other equity-based awards (including LTIP units) will become earned and nonforfeitable in their entirety on the change in control. The Administrator may provide that outstanding awards (all of which will then be vested) will be assumed by the surviving entity or will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity. The Administrator may also provide that participants must surrender their outstanding options and stock appreciation rights, stock awards, performance units, incentive awards and other equity based awards (including LTIP units) (all of which will then be vested) in exchange for a payment, in cash or shares of our common stock or other securities or consideration received by stockholders in the change in control transaction, equal to the value received by stockholders in the change in control transaction (or, in the case of options and stock appreciation rights, the amount by which that transaction value exceeds the exercise price) after acceleration of vesting for the change in control.
In summary, a change in control under the Equity Incentive Plan occurs if:
•
a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;

•
there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;

•
we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or

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during any period of two consecutive years, individuals who, at the beginning of such period, constitute our Board of Directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our Board of Directors.

The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a change in control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.
If we experience a change in control, benefits provided under the Equity Incentive Plan could be treated as parachute payments. In that event, the Equity Incentive Plan provides that the benefits under the Equity Incentive Plan, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Equity Incentive Plan and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Equity Incentive Plan also provides that these provisions do not apply to a participant who has an agreement with us providing that the individual is entitled to indemnification or other payment from us for the 20% excise tax or if the participant has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.
Our Board may amend or terminate the Equity Incentive Plan at any time, provided that no amendment may adversely impair the rights of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve, among other things, any amendment that materially increases the benefits accruing to participants under the Equity Incentive Plan, materially increases the aggregate number of shares of our common stock that may be issued under the Equity Incentive Plan (other than on account of stock dividends, stock splits, or other changes in capitalization as described above) or materially modifies the requirements as to eligibility for participation in the Equity Incentive Plan. Unless terminated sooner by our Board of Directors or extended with stockholder approval, the Equity Incentive Plan will terminate on the day before the tenth anniversary of the date our Board of Directors adopted the Equity Incentive Plan.
Consulting Agreement and Retention Benefits and Change in Control Agreement
Pursuant to the Consulting Agreement, in the event that a Change in Control (as defined below) occurs at a time when the Consulting Agreement remains in effect and no Cause Event (as defined in the Consulting Agreement) has then occurred and we (or any successor) thereafter terminate the Consulting Agreement (other than on account of a Cause Event) within twelve (12) months after the date of the Change in Control, then a “Triggering Event” will be deemed to have occurred and we have agreed to pay to the Consultant, within thirty (30) days after such Triggering Event, an amount equal to the sum of (i) the Consultant’s annual fee (currently $250,000) payable by us to the Consultant as of the date of the Triggering Event, plus (ii) the last annual bonus paid to Consultant by us prior to the Triggering Event (currently $50,000), plus (iii) a cash payment equivalent to the value of the last stock grant (currently $60,000) from us to Consultant prior to the Triggering Event (collectively, the “Retention Amount”). Pursuant to the First Amendment, a Triggering Event shall also be deemed to have occurred (and the Retention Amount shall become payable within thirty (30) days of such Triggering Event) in the event that either (I) we terminate the Consulting Agreement pursuant to a notice of termination (other than on account of a Cause Event) ninety (90) days or fewer prior to the date of the Change in Control or (II) a Change in Control occurs at a time when the Consulting Agreement remains in effect and no Cause Event has then occurred and within twelve (12) months after the date of the Change in Control, the Consultant elects to terminate the Consulting Agreement because (i) we (or a successor) requires the Consultant to relocate its primary work location by more than fifty (50) miles from the location as of the effective date of the Consulting Agreement; (ii) we (or a successor) reduce the annual fee ($250,000) of the Consultant; (iii) there is a material diminution by us (or any successor) in the Consultant’s position, authority, duties or responsibilities, which includes, but is not limited to, continuing as our Chief Financial Officer (or any successor); (iv) there is a material diminution in the authority, duties or responsibilities of the supervisor to whom the Consultant reports; or (v) any other action or inaction by us (or any successor) constituting a material breach of the Consulting Agreement.
On March 10, 2023, we entered into a Change in Control Agreement with the Consultant and Mr. C. Elliott (the “Change in Control Agreement”), in order to authorize the Consultant to pay Mr. C. Elliott, our then-Vice President, and to reimburse the Consultant for, the payment of the Elliott Retention Amount (as defined below), in the event that (i) a Change in Control (as defined below) occurred at a time when Mr. C. Elliott remained employed by the Consultant and no Cause Event (as defined therein) had then occurred and the Consultant thereafter terminated, at the request of our company (or any successor), the employment of Mr. C. Elliott (other than on account of a Cause Event) within twelve (12) months after the date of the Change in Control; (ii) a Change in Control occurred at a time when Mr. C. Elliott remained employed by the Consultant and no Cause Event had then occurred and within twelve (12) months after the date of the Change in Control Mr. C. Elliott elected to terminate his engagement with the Consultant to provide services to our company (or any successor) because either (a) we or any successor required Mr. C. Elliott to relocate his primary work location by more than fifty (50) miles from the location as of the effective date of the Change in Control Agreement; (b) we or any successor directed the Consultant to reduce the annual compensation ($150,000) of Mr. C. Elliott; (c) we (or any successor)

directed the Consultant to materially diminish Mr. C. Elliott’s position, authority, duties or responsibilities with respect to services to us (or any successor); or (d) we (or any successor) committed a material breach of the Consulting Agreement and failed to cure such material breach within thirty (30) days after receiving written notice of such material breach; or (iii) the Consultant terminated, at our request, Mr. C. Elliott’s employment (other than on account of a Cause Event) ninety (90) or fewer days prior to the Change in Control. In each such case, a “Triggering Event” would have been deemed to have occurred, and pursuant to the Change in Control Agreement, the Company authorized the Consultant to pay, and agreed to reimburse the Consultant for, and the Consultant agreed to pay to Mr. C. Elliott, within thirty-seven (37) days after such Triggering Event, an amount equal to the sum of (i) Mr. C. Elliott’s then current annual compensation (i.e., $150,000) payable by the Consultant to Mr. C. Elliott and reimbursable by us, plus (ii) the amount of Mr. C. Elliott’s last annual bonus (i.e., $50,000) payable by the Consultant to Mr. C. Elliott and reimbursable by us, plus (iii) a cash payment equivalent to the value of the last stock grant from us to Mr. C. Elliott (i.e., $30,000) (collectively, the “Elliott Retention Amount”).
For purposes of the Consulting Agreement and the Change in Control Agreement, “Change in Control” means any of the following events: (i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended from time to time, other than our company or one of our wholly-owned subsidiaries, becomes the direct or indirect beneficial owner of our securities having 50% or more of the combined voting power of our then outstanding securities; (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of our then outstanding securities after such transaction are held in the aggregate by the holders of our securities entitled to vote generally immediately prior to such transaction; (iii) a complete liquidation or dissolution of our company; (iv) the sale or other disposition of all or substantially all of our assets (whether effectuated by us or one of our subsidiaries) to any person or entity (other than a transfer to a subsidiary of our company); or (v) a majority of the members of our Board of Directors are replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by the directors comprising a majority of our Board of Directors immediately prior to the replacement of the first director by an unendorsed person in such twelve (12)-month period. For purposes of the Consulting Agreement, “Cause Event” includes, but is not limited to, each of the following: (i) any act of fraud, dishonesty or neglect of services by the Consultant in connection with the services to be provided under the Consulting Agreement or against any of our customers, tenants, vendors, lenders or affiliated companies; or (ii) the breach or prospective breach of any provision of the Consulting Agreement by the Consultant.
On July 20, 2023, Mr. C. Elliott and the Company entered into a Separation Agreement and General Release related to Mr. C. Elliott’s resignation as an employee of the Consultant, and consequently as Vice President of the Company. The Separation Agreement and General Release provided for the resignation of Mr. Elliott, effective as of July 20, 2023, and termination of (i) Mr. Elliott’s Change in Control Agreement with the Company and (ii) the Elliott Letter Agreement.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports.
Based solely on a review of the copies of such reports received by the Company and on written representations from certain reporting persons that no reports were required, or if required, such reports were filed on a timely basis for those persons, the Company believes that reports, other than nine reports, were filed on a timely basis by all directors and executive officers in 2022. Three of our directors, Messrs. Farmer, O’Brien and Pearson; two of our former directors, Messrs. Messier and W. Elliott; and our chief financial officer, Mr. Winn, filed one untimely report on Form 4 to report a single transaction. Such reports were for stock grants that occurred on March 2, 2022. Our chief financial officer, Mr. Winn, filed one untimely report on Form 4 to report a single transaction for a common stock purchase that occurred on June 16, 2022. One of our directors, Mr. O’Brien; one of our former directors, Mr. W. Elliott; and our former Vice President, Mr. C. Elliott, filed one untimely report on Form 4 to report a single transaction for stock grants that occurred on November 22, 2022.

STOCKHOLDER PROPOSALS AND NOMINATIONS
Under rules promulgated by the SEC and in accordance with our Bylaws, holders of shares of common stock who desire to submit proposals for inclusion in our proxy statement for the 2024 Annual Meeting, subject to compliance with the eligibility standards specified in such rules, must submit such proposals to the Secretary of our Company by April 23, 2024.
Our Bylaws provide that nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at our 2024 Annual Meeting by any stockholder of our Company who was a stockholder of record both at the time of giving of notice by the stockholder and at the time of the 2024 Annua Meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with our advance notice Bylaw requirements. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary at our principal executive office and any such other business must otherwise be a proper matter for action by the stockholders. To be timely for our 2024 Annual Meeting, a stockholder’s notice must set forth all information required under our Bylaws and must be delivered to the Secretary at our principal executive office not earlier than March 24, 2024 nor later than 5:00 PM, Eastern Time, on April 23, 2024; provided, however, that in the event that the date of our 2024 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of our 2023 Annual Meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of our 2024 Annual Meeting and not later than 5:00 PM, Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. In the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of our proxy statement for the preceding year’s annual meeting, a stockholder’s notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at our principal executive office not later than 5:00 PM, Eastern Time, on the tenth day following the day on which we first make such public announcement.
In addition to satisfying the requirements in our Bylaws, to comply with the SEC’s new universal proxy rules, shareholders intending to solicit proxies for the 2024 Annual Meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 17, 2024, or if the 2024 Annual Meeting is more than 30 days before or after September 15, 2024, then no later than the later of 60 days prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by the Company.
In addition to our Bylaws, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act, and the rules and regulations thereunder. Our Bylaw provisions do not affect any right of a stockholder to request inclusion of a proposal in, or our right to omit a proposal from, our Proxy Statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

ANNUAL REPORT ON FORM 10-K
Our 2022 Annual Report was filed with the SEC on March 10, 2023. A copy of the 2022 Annual Report filed with the SEC, exclusive of the exhibits thereto, may be obtained from us, without charge, by a request in writing. We will also furnish any exhibit to the Annual Report upon the payment of reasonable fees relating to our expenses in furnishing the exhibit. Such requests should be directed to our Company, at our address stated herein, and to the attention of the Secretary. Beneficial owners must include in their written requests a good faith representation that they were beneficial owners of our common stock on June 30, 2023.
By order of the Board of Directors
/s/ Francis P. Kavanaugh

Francis P. Kavanaugh
Interim President, Chief Executive Officer and Secretary
August 21, 2023

VOTE BY INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (ET) on September 14, 2023. CONTROL # VOTE BY EMAIL Mark, sign and date your proxy card and return it to vote@vstocktransfer.com VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY FAX Mark, sign and date your proxy card and return it to 646-536-3179. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Annual Meeting of Stockholders Proxy Card - Medalist Diversified REIT, Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE, AND "FOR" PROPOSAL 2 1. Election of Directors: FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW INSTRUCTION TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW: 01 Francis P. Kavanaugh 02 Neil P. Farmer 03 Emanuel D. Neuman 04 Charles S. Pearson, Jr. 05 Timothy P. O'Brien 2. Ratify the appointment of Cherry Bekaert LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. FOR AGAINST ABSTAIN Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. * SPECIMEN * AC:ACCT9999 90.00

Medalist Diversified REIT, Inc. Annual Meeting of Stockholders, 12:00 P.M. ET September 15, 2023 This proxy is solicted by the Board of Directors. Meeting to be held virtually at: www.viewproxy.com/MDRR/2023 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on September 15, 2023 The Proxy Statement and 2022 Annual Report to Stockholders are available at www.medalistreit.com DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Medalist Diversified REIT, Inc., hereby appoints Francis P. Kavanaugh as proxy and attorney-in-fact, with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of Medalist Diversified REIT, Inc., to be held virtually at www.viewproxy.com/MDRR/2023 at 12:00 P.M. ET September 15, 2023, and at any adjournments or postponements thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated below and otherwise in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the notice of Annual Meeting of stockholders, and of the accompanying Proxy Statement, The undersigned hereby revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, AND FOR THE APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. To change the address on your account, please check the box at right and indicate your new address in the space above. □ PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side) TEST ISSUE REF 1999